EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-KSB of Vital Living, Inc. (the "Company") for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gregg
A. Linn, Chief Financial Officer of the Company, certify, to my best knowledge and belief, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ GREGG A. LINN
                                        ----------------------------------------
                                        Gregg A. Linn
                                        Chief Financial Officer


June 21, 2004